R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 R-88 G-89 B-91 R-23 4 G- 234 B-23 4R-20 8 G-23 2 B-24 7 R-65 G-64 B-66 R-8 G-51 B-94 R-16 7 G-16 9 B-17 1 R-9 G-10 2 B-11 2 R-22 0 G-22 1 B-22 2 R-97 G-16 1 B-22 4R-23 7 G-21 7 B-15 7R-14 7 G-19 5 B-19 7 Old Color s April 28, 2022 EXHIBIT 99.2 Carlyle Reports First Quarter 2022 Financial Results

Carlyle Reports First Quarter 2022 Financial Results NEW YORK AND WASHINGTON – April 28, 2022 – Global investment firm The Carlyle Group Inc. (NASDAQ: CG) today reported its unaudited results for the first quarter ended March 31, 2022. Dividend The Board of Directors has declared a quarterly dividend of $0.325 per common share to holders of record at the close of business on May 10, 2022, payable on May 17, 2022. Conference Call Carlyle will host a conference call at 8:30 a.m. EDT on Thursday, April 28, 2022, to discuss its first quarter financial results. The call will be available via public webcast from the Shareholders section of Carlyle's website at www.carlyle.com and a replay will be available on our website soon after the call’s completion. About Carlyle Carlyle (NASDAQ: CG) is a global investment firm with deep industry expertise that deploys private capital across three business segments: Global Private Equity, Global Credit and Global Investment Solutions. With $325 billion of assets under management as of March 31, 2022, Carlyle’s purpose is to invest wisely and create value on behalf of its investors, portfolio companies and the communities in which we live and invest. Carlyle employs nearly 1,900 people in 26 offices across five continents. Further information is available at www.carlyle.com. Follow Carlyle on Twitter @OneCarlyle. 2 “Our relentless focus on investment excellence served us well amidst the current market volatility, as our strong performance drove our accrued carry balance to a record. We are accelerating growth at Carlyle by diversifying our global platform, and that is paying off as underscored by the continued increase in fee related earnings this quarter. As we continue to make progress against our strategic plan, we are confident that our momentum will drive long term value for our shareholders.” KEWSONG LEE Chief Executive Officer

THIS PRESS RELEASE MAY CONTAIN FORWARD-LOOKING statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, contingencies, our dividend policy, our expected future dividend policy, the anticipated benefits from converting to a corporation and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks, uncertainties and assumptions. Accordingly, there are or will be important factors that could Forward Looking Statement cause actual outcomes or results to differ materially from those indicated in these statements including, but not limited to, those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on February 10, 2022, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law. This release does not constitute an offer for any Carlyle fund. Contacts INVESTOR RELATIONS MEDIA Daniel Harris Leigh Farris Kristen Greco Phone: +1 (212) 813-4527 Phone: +1 (212) 813-4815 Phone: +1 (212) 813-4763 daniel.harris@carlyle.com leigh.farris@carlyle.com kristen.greco@carlyle.com

First Quarter 2022 Financial Results

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 (Dollars in millions, except per share amounts) 1Q'21 1Q'22 REVENUES Fund management fees $ 381.0 $ 450.5 Incentive fees 9.5 14.0 Investment income (loss), including performance allocations 1,965.2 1,029.8 Revenue from consolidated entities 61.1 61.7 All other revenues 20.4 25.8 Total Revenues 2,437.2 1,581.8 EXPENSES Cash-based compensation and benefits 228.5 254.3 Equity-based compensation 32.4 39.7 Performance allocations and incentive fee related compensation 866.6 370.7 General, administrative and other expenses 91.7 106.3 Expenses from consolidated entities 42.4 42.8 Interest and other non-operating expenses (income) 23.6 28.1 Total Expenses 1,285.2 841.9 Net investment gains (losses) of consolidated funds 12.3 2.8 Income (loss) before provision for income taxes 1 1,164.3 742.7 Provision (benefit) for income taxes 273.4 147.9 Net income (loss) 890.9 594.8 Net income (loss) attributable to non-controlling interests in consolidated entities 21.6 23.2 Net income (loss) attributable to The Carlyle Group Inc. Common Stockholders $ 869.3 $ 571.6 Net income (loss) attributable to The Carlyle Group Inc. per common share: Basic $ 2.45 $ 1.60 Diluted $ 2.41 $ 1.57 Supplemental information: Income (loss) before provision for taxes margin 2 47.8% 47.0 % Effective tax rate 23.5% 19.9 % Net performance revenues 3 $ 919.5 $ 339.5 Carlyle First Quarter 2022 U.S. GAAP Results Net income attributable to The Carlyle Group Inc. common stockholders was $572 million for Q1 2022, or $1.57 per share on a diluted basis • Fund management fees increased 18% from 1Q’21, reflecting the activation of fees on our latest vintage U.S. Buyout and U.S. real estate carry funds, as well as higher management fees across our Global Credit platform, partially offset by the impact of the sale of Metropolitan Real Estate (“MRE”) in April 2021 and the impact of realizations in funds on which management fees are based on invested capital. • Investment income (loss), including performance allocations, 1Q’22 reflects 5% appreciation in our carry portfolio, compared to 13% in 1Q’21. • Provision for income taxes was lower in 1Q’22 compared to 1Q’21 due to lower income before provision for taxes and the greater impact of larger tax deductions resulting from the vesting of restricted stock units in 1Q’22. 5See notes at end of document.

Carlyle First Quarter 2022 Highlights

Financial Measures

- Distributable Earnings ("DE") of $303 million for QI 2022 on a pre-tax basis, or $0.74 per common share on a post-tax basis.
- Fee Related Earnings ("FRE") of $183 million for QI 2022
- Realized Net Performance Revenues of $118 million for QI 2022
- Total Segment Net Accrued Performance Revenues of $4.3 billion, up 10% from Q4 2021
- Declared a quarterly dividend of $0.325 per common share, payable to shareholders of record as of May 10, 2022

Assets Under Management

- Total Assets Under Management: $325 billion, up 25% year-over-year
- Fee-earning Assets Under Management: $211 billion, up 22% year-over-year
- Pending Fee-earning AUM: $14 billion, up 13% year-over-year
- Available Capital for investment: $85 billion

Key Metrics

- Fundraising: $9.2 billion in QI 2022 and $52.7 billion for the LTM
- Invested Capital (carry funds): $10.9 billion in QI 2022 and $39.2 billion for the LTM
- Realized Proceeds (carry funds): $6.4 billion in QI 2022 and $44.3 billion for the LTM
- Carry Fund Appreciation: 5% in QI 2022 and 32% for the LTM

Corporate

- On April 1, 2022, we entered into a new strategic advisory services agreement with Fortitude Re, which increased our Total AUM and Fee-Earning AUM by an estimated $50 billion on April 1

6

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 (1) Fee related performance revenues are the realized portion of performance revenues that are measured and received on a recurring basis, are not dependent on the disposition of investments, and which are not at risk of giveback. The related compensation expense is included in cash-based compensation and benefits. We began disclosing this as a separate line item in 2022. Previously, these amounts were included as a component of fund management fees. During the three months ended March 31, 2022, our Core Plus real estate fund, CPI, began to realize recurring fee related performance revenues. Realized net performance revenues for CPI were immaterial in prior periods. (2) A reconciliation of Distributable Earnings to After-tax Distributable Earnings per common share is provided on page 28. (3) Our dividend policy as a Corporation is to pay dividends in the amount of $0.325 per share of common stock ($1.30 annually) beginning with the first quarter 2022 dividend to be paid in May 2022. See Notes at the end of the document for our Dividend Policy. (4) Total Segment compensation and benefits exclude equity-based compensation, detailed below and as shown on page 29. These amounts include equity-based compensation reflected in (i) principal investment income and (ii) general, administration and other expense in our U.S. GAAP statement of operations. Carlyle First Quarter 2022 Total Segment Operating Results (Dollars in millions, except per share amounts) 1Q'21 1Q'22 SEGMENT REVENUES Fund management fees $ 382.8 $ 454.2 Transaction and portfolio advisory fees, net and other 19.7 16.2 Fee related performance revenues 1 9.4 44.5 Total segment fee revenues 411.9 514.9 Realized performance revenues 168.4 236.3 Realized principal investment income (loss) 30.0 26.3 Interest income 2.2 2.0 Total Segment Revenues $ 612.5 $ 779.5 SEGMENT EXPENSES Compensation and benefits Cash-based compensation and benefits $ 212.2 $ 245.8 Realized performance revenues related compensation 92.4 118.3 Total compensation and benefits 4 304.6 364.1 General, administrative and other expenses 61.6 76.3 Depreciation and amortization expense 9.1 9.5 Interest expense 22.3 26.8 Total Segment Expenses $ 397.6 $ 476.7 Total Segment Revenues $ 612.5 $ 779.5 Total Segment Expenses 397.6 476.7 (=) Distributable Earnings $ 214.9 $ 302.8 (-) Realized Net Performance Revenues 76.0 118.0 (-) Realized Principal Investment Income (Loss) 30.0 26.3 (+) Net Interest 20.1 24.8 (=) Fee Related Earnings $ 129.0 $ 183.3 After-tax Distributable Earnings, per common share 2 $ 0.58 $ 0.74 Dividend per common share 3 $ 0.250 $ 0.325 Equity-based compensation $ 34.9 $ 40.7 7

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Distributable Earnings • Distributable Earnings were $303 million in Q1 2022 • Realized Net Performance Revenues were $118 million in Q1 2022, with Q1 results driven by strong realization activity in Japan Buyout, as well as our U.S. Growth, U.S. Buyout, U.S. Real Estate and Credit Opportunities funds • Realized Principal Investment Income was $26 million in Q1 2022 Quarterly Distributable Earnings ($mn) $215 $395 $731 $903 $303 1Q'21 2Q'21 3Q'21 4Q'21 1Q'22 Distributable Earnings ($mn) $520 $598 $183 $762 $2,244 $303 Fee Related Earnings Realized Net Performance Revenues Realized Principal Investment Income Net Interest 2020 2021 1Q’22 8

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Fee Related Earnings • Fee Related Earnings were $183 million in Q1 2022, a 42% increase from $129 million in Q1 2021 • Fee revenues were $515 million in Q1 2022, a 25% increase from $412 million in Q1 2021, primarily due to a 19% increase in fund management fees with significant increases across every segment. Fund management fees declined compared to Q4 2021 largely due to step downs in prior vintage U.S. Buyout and U.S. Real Estate strategies • Fee related performance revenue, which includes recurring realized performance revenues that are not dependent on the disposition of investments and which have no risk of giveback, totaled $45 million in Q1 2022, up from $9 million in Q1 2021. The increase in FRE, net of related compensation expense, was $18 million. The increase compared to the prior year was primarily driven by our Core Plus real estate strategy beginning to generate recurring fee related performance revenue • Cash-based compensation & benefits were $246 million in Q1 2022, a 16% increase from $212 million in Q1 2021 driven by an increase in fee related performance revenue compensation (which is approximately 45% of the related revenues) and an increase in our number of employees • General & administrative expenses were $76 million in Q1 2022, an increase of 24% from Q1 2021, primarily driven by higher professional fees • FRE margin was 36% in Q1 2022, up from 31% in Q1 2021 Quarterly Fee Related Earnings ($mn) $129 $143 $151 $174 $183 1Q'21 2Q'21 3Q'21 4Q'21 1Q'22 Fee Related Earnings ($mn) $520 $598 $183 $490 2020* 2021 YTD 1Q'22 FRE Margin1 31% 34% 34% 34% 36% 30% 33% 36% 9See notes at end of document. * FY 2020 Fee Related Earnings were $520 million, or $490 million excluding the impact of $30 million in one-time litigation cost recoveries. FRE Margin of 30% in FY 2020 excludes the impact of litigation cost recoveries.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Performance Revenues • Net Accrued Performance Revenues1 were a record $4.3 billion as of Q1 2022, up 10% from Q4 2021 as portfolio appreciation outpaced the impact of realizations. Overall quarterly appreciation of 5% was highlighted by strength in our NGP and international energy funds, U.S. real estate, and U.S. and Europe buyout funds. NGP Fund XI and Fund XII, our global infrastructure fund and our Europe realty fund moved into accrued carry during Q1 2022 • Realized Net Performance Revenues were $118 million in Q1 2022, and were driven by $6 billion in realizations across a broad array of fund strategies, with the most significant impacts from our third Japan Buyout fund, second Equity Opportunities fund, sixth U.S. Buyout fund, our seventh and eighth U.S. Real Estate funds and our first Credit Opportunities fund Net Accrued Performance Revenues ($mn) 4Q'21 Realized Net Performance Revenues Net Performance Revenues & Other 1Q'22 2 Net Accrued Performance Revenues Realized Net Performance Revenues ($mn) 4Q'21 1Q'22 1Q'22 Global Private Equity3 $ 3,414 $ 3,794 $ 109 Corporate Private Equity 2,980 3,037 96 Real Estate 298 309 13 Infrastructure & Natural Resources 140 452 — Global Credit 161 135 7 Global Investment Solutions 319 342 2 Total $ 3,894 $ 4,271 $ 118 10See notes at end of document. Totals may not sum due to rounding.

Total Assets Under Management

- Total Assets Under Management[1] rose to a record $325 billion at March 31, 2022, an increase of 8% from the prior quarter and 25% from one year ago, with the quarterly increase attributable to $15 billion of AUM acquired in the CBAM transaction, appreciation across our carry fund portfolio, and fundraising activity
- Available Capital[2] of $85 billion at March 31, 2022 increased slightly from $84 billion last quarter with new capital raised offsetting carry fund deployment



Segment ($bn)
YoY Change
$260
$64
$59
$137
$325
$65
$91
$169
25%
3%
54%
23%
1Q'21
1Q'22
GPE
GC
GIS



Product Type ($bn)[3]
CREDIT & OTHER
(Non-Carry Fund)
$73
$325 BN
$65
$187
GLOBAL INVESTMENT SOLUTIONS CARRY FUNDS
TRADITIONAL CARRY FUNDS



Fair Value & Available Capital ($bn)
$169
$45
$124
$91
$18
$72
$65
$21
$44
$325
$85
$240
GPE
GC
GIS
Total
Fair Value
Available Capital

See notes at end of document. Totals may not sum due to rounding.

11

Fair Value of Investments

- Fair Value of Investments[4] of $240 billion at March 31, 2022 increased 11% from $217 billion in the prior quarter, and is up 30% from one year ago.
- Fair value in traditional carry funds of $135 billion increased 9% from Q4 2021 and is up 27% from one year ago. The in-carry ratio of 80% increased from 75% in Q4 2021 due to additional funds moving into a carry position, including NGP Fund XI and Fund XII, our first Europe Realty fund and our first Infrastructure fund
- Fair value of our public portfolio comprised 10% of the traditional carry fund value at March 31, 2022, down from 11% in the prior quarter and 19% from one year ago, generally reflecting ongoing sales and the depreciation in our public portfolio of 8% in the first quarter

Fair Value of Investments By Product Type ($bn)[3]



$185
$41
$38
$106
1Q'21
$240
$61
$44
$135
1Q'22
Credit & Other (Non-Carry Fund)
Global Investment Solutions Carry Funds
Traditional Carry Funds (GPE/GC)

Traditional Carry Funds



CORPORATE PRIVATE EQUITY
65%
$135 BN
INFRASTRUCTURE & NATURAL RESOURCES
15%
REAL ESTATE
12%
GLOBAL CREDIT
8%

In-Carry Ratio[5]
80%

Publicly Traded
10%

Aged 4+ Years[6]
37%

See notes at end of document. Totals may not sum due to rounding.

12

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Fee-earning Assets Under Management • Fee-earning Assets Under Management7 rose to a record $211 billion at March 31, 2022, increasing 9% from the prior quarter and 22% from one year ago. The increase from Q4 2021 was driven by Fee-earning AUM acquired as part of the CBAM acquisition and fundraising activity, including the first close on our fifth Europe technology fund • Pending Fee-earning AUM8 of $14 billion as of March 31, 2022 increased 13% from a year ago 13See notes at end of document. Totals may not sum due to rounding. Product Type ($bn) $119 $37 $55 Segment ($bn) $91 $107 $43 $67 $39 $37$173 $211 1Q'21 1Q'22 $211 BN YoY Change 22% (6)% 55% 18% TRADITIONAL CARRY FUNDS GLOBAL INVESTMENT SOLUTIONS CARRY FUNDS CREDIT & OTHER (Non-Carry Fund) 3

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Key Metrics Activity • Fundraising was $9.2 billion in Q1 2022, driven by the first closing in our fifth Europe technology fund and broad based Global Credit fundraising, including third party capital raised for our strategic investment in Fortitude and third party capital raised for our real estate credit fund. Fundraising of $52.7 billion for the LTM increased 90% • Invested Capital in carry funds was $10.9 billion in Q1 2022, and was led by activity in our eighth U.S. Buyout fund, our fifth Europe Buyout fund, our second Credit Opportunities fund and our second long-dated Global Partners fund. Invested Capital of $39.2 billion for the LTM increased 88% • Realized Proceeds from carry funds was $6.4 billion in Q1 2022, driven by realizations in our third Japan Buyout fund, our first Credit Opportunities fund, and our second Equity Opportunities fund. Realized Proceeds of $44.3 billion for the LTM increased 93% FUNDRAISING INVESTED CAPITAL Carry Funds REALIZED PROCEEDS Carry Funds ($bn) 1Q'22 LTM 1Q'22 1Q'22 LTM 1Q'22 1Q'22 LTM 1Q'22 Total $9.2 $52.7 $10.9 $39.2 $6.4 $44.3 Global Private Equity1 $3.0 $28.8 $6.6 $24.2 $2.5 $28.4 Corporate Private Equity $2.6 $18.3 $4.7 $17.6 $1.6 $19.8 Real Estate $0.2 $10.0 $1.3 $4.2 $0.4 $5.0 Infrastructure & Natural Resources $0.2 $0.6 $0.7 $2.4 $0.4 $3.3 Global Credit $4.9 $18.6 $1.6 $6.0 $1.3 $3.0 Global Investment Solutions $1.3 $5.2 $2.6 $8.9 $2.6 $12.9 14See notes at end of document. Totals may not sum due to rounding.

Segment Highlights

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Private Equity $112 $31 $26 $169BN (Dollars in millions) 1Q'21 1Q'22 Fund management fees $ 260.2 $ 304.2 Transaction and portfolio advisory fees, net and other 10.6 6.1 Fee related performance revenues — 30.6 Fee Revenues $ 270.8 $ 340.9 Cash-based compensation and benefits 129.1 153.0 General, administration and other indirect expenses 41.4 45.5 Depreciation and amortization expense 6.1 6.3 Operating Expenses $ 176.6 $ 204.8 (=) Fee Related Earnings $ 94.2 $ 136.1 (+) Realized Performance Revenues 134.1 199.9 (-) Realized Performance Revenues Related Compensation 60.2 90.7 Realized Net Performance Revenues 73.9 109.2 (+) Realized Principal Investment Income (Loss) 23.7 14.2 (-) Net Interest 13.6 15.4 (=) Distributable Earnings $ 178.2 $ 244.1 CORPORATE PRIVATE EQUITY REAL ESTATE INFRASTRUCTURE & NATURAL RESOURCES CARRY FUND APPRECIATION Q1 2022 / LTM 1Q'22 3% / 27% CORPORATE PRIVATE EQUITY 10% / 45% REAL ESTATE 19% / 47% INFRASTRUCTURE & NATURAL RESOURCES 16 TOTAL AUM Totals may not sum due to rounding. • Fee Related Earnings of $136 million in Q1 2022 increased from $94 million in Q1 2021, primarily driven by the activation of fees on our latest vintage U.S. buyout and U.S. real estate carry funds as well as our U.S. growth fund, partially offset by higher cash-based compensation and benefits, which was primarily driven by an increase in compensation associated with fee related performance revenues • Fee related performance revenues of $31 million in Q1 2022 was driven by our Core Plus real estate strategy which began to realize recurring fee related performance revenue during the first quarter • Total AUM of $169 billion increased 4% since the prior quarter, as portfolio appreciation and fundraising for our latest vintage Europe technology fund offset the impact of investment realizations • Invested Capital of $6.6 billion in Q1 2022 and $24.2 billion for the LTM. Notable Q1 2022 investments included Duravant (CP VIII), Autoform (CEP V/CGP II/CJP IV) and Altadia Group (CEP V/CIEP II) • Realized Proceeds of $2.5 billion in Q1 2022 and $28.4 billion for the LTM. Notable Q1 2022 realization activity included Purposebuilt Brands (CEOF II), SENQCIA (CJP III) and Sunsho Pharmaceuticals (CJP III) • Realized Net Performance Revenues of $109 million in Q1 2022 were driven by realization activity in our third Japan Buyout fund, second Equity Opportunities fund, sixth U.S. Buyout fund, and our seventh and eighth U.S. Real Estate funds

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Credit (Dollars in millions) 1Q'21 1Q'22 Fund management fees $ 70.6 $ 93.7 Transaction and portfolio advisory fees, net and other 8.8 10.1 Fee related performance revenues 9.4 13.9 Fee Revenues $ 88.8 $ 117.7 Cash-based compensation and benefits 53.7 67.2 General, administration and other indirect expenses 11.8 23.5 Depreciation and amortization expense 1.9 2.0 Operating Expenses $ 67.4 $ 92.7 (=) Fee Related Earnings $ 21.4 $ 25.0 (+) Realized Performance Revenues 0.1 13.7 (-) Realized Performance Revenues Related Compensation — 6.7 Realized Net Performance Revenues 0.1 7.0 (+) Realized Principal Investment Income (Loss) 5.9 10.3 (-) Net Interest 4.3 6.7 (=) Distributable Earnings $ 23.1 $ 35.6 $47 $19 $15 $10 LIQUID CREDIT REAL ASSETS CREDIT $91BN • Fee Related Earnings of $25 million in Q1 2022 increased 17% compared to Q1 2021, with a 33% increase in fund management fees partially offset by a 38% increase in operating expenses as we continue to build out new strategies in this segment. The impact from new strategic transactions had minimal financial impact in Q1 2022 • Fee related performance revenues includes fees from our business development companies and credit interval fund (CTAC), and totaled $14 million in Q1 2022 compared to $9 million in Q1 2021 • Realized Net Performance Revenues of $7 million were driven by realization activity in our first credit opportunities fund, partially offset by realized giveback in our third distressed credit fund • Total AUM of $91 billion increased 54% year-over-year and 24% from 4Q 2021, with the increase in the quarter driven by the closing of the CBAM transaction, which increased AUM by approximately $15 billion, and fundraising across the platform • Fundraising of $4.9 billion in Q1 2022 included $2 billion in third party capital raised for the Fortitude transaction as well as CLO activity, managed accounts and CTAC • Invested Capital from traditional carry funds was $1.6 billion in Q1 2022 and $6.0 billion for the LTM. Notable Q1 2022 investments included Caffe Nero (CCOF II/CSP IV) and iStar (CNLI/CCOF II). In addition, we issued $0.5 billion of new CLOs and originated $0.6 billion in our Direct Lending strategy in Q1 2022 • Non-carry Fund Performance included dividend yields of 9%-10% on our BDCs and 7% on CTAC. In our liquid credit strategy, our global CLO portfolio continues to have a default rate less than half that of the industry average OTHER CARRY FUND1 APPRECIATION 0% Q1 2022 14% LTM 1Q'22 17 ILLIQUID CREDIT TOTAL AUM Totals may not sum due to rounding. (1) Global Credit Carry Funds represent approximately 15% of the total Global Credit remaining fair value.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Investment Solutions • Fee Related Earnings of $22 million in Q1 2022 increased 66% from $13 million in Q1 2021, primarily due to higher management fees from AlpInvest's latest secondaries and coinvestment programs and lower compensation expense • Total AUM of $65 billion increased 3% year-over-year due to fundraising of $5.2 billion as well as investment appreciation of 35%, partially offset by $12.9 billion of realized proceeds and the sale of Metropolitan Real Estate in April 2021 • Fundraising of $1.3 billion in Q1 2022 was driven by capital raised for various AlpInvest SMAs • Invested Capital of $2.6 billion in Q1 2022 and $8.9 billion for the LTM • Realized Proceeds of $2.6 billion in Q1 2022 and $12.9 billion for the LTM • Realized Net Performance Revenues of $1.8 million in Q1 2022 were generally flat to Q1 2021 • Net Accrued Performance Revenues were $342 million, a 7% increase from Q4 2021, and a 79% increase from a year ago, as funds in which Carlyle has significant performance revenue ownership continue to mature and perform well (Dollars in millions) 1Q'21 1Q'22 Fund management fees $ 52.0 $ 56.3 Transaction and portfolio advisory fees, net and other 0.3 — Fee Revenues $ 52.3 $ 56.3 Cash-based compensation and benefits 29.4 25.6 General, administration and other indirect expenses 8.4 7.3 Depreciation and amortization expense 1.1 1.2 Operating Expenses $ 38.9 $ 34.1 (=) Fee Related Earnings $ 13.4 $ 22.2 (+) Realized Performance Revenues 34.2 22.7 (-) Realized Performance Revenues Related Compensation 32.2 20.9 Realized Net Performance Revenues 2.0 1.8 (+) Realized Principal Investment Income (Loss) 0.4 1.8 (-) Net Interest 2.2 2.7 (=) Distributable Earnings $ 13.6 $ 23.1 $21 $17 $27 SECONDARY CO-INVESTMENTS PRIMARY & OTHER1 $65BN CARRY FUND APPRECIATION 4% Q1 2022 35% LTM 1Q'22 18See notes at end of document. Totals may not sum due to rounding. TOTAL AUM

Supplemental Details

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Note: Historical and quarterly results by segment available in Q1 2022 financial supplement on Carlyle's investor relations website. (1) Total Segment compensation and benefits exclude equity-based compensation, detailed below and as shown on page 29. These amounts include equity-based compensation reflected in (i) principal investment income and (ii) general, administration and other expense in our U.S. GAAP statement of operations, and exclude amounts related to shares issued in conjunction with a previous acquisition. (Dollars in millions, except per share amounts) 1Q'21 2Q'21 3Q'21 4Q'21 1Q'22 SEGMENT REVENUES Fund management fees $ 382.8 $ 399.4 $ 405.7 $ 466.7 $ 454.2 Transaction and portfolio advisory fees, net and other 19.7 15.6 23.2 38.5 16.2 Fee related performance revenues 9.4 10.4 11.2 12.2 44.5 Total segment fee revenues 411.9 425.4 440.1 517.4 514.9 Realized performance revenues 168.4 454.0 1,010.9 1,305.3 236.3 Realized principal investment income 30.0 37.8 71.3 70.4 26.3 Interest income 2.2 1.8 1.5 1.7 2.0 Total Segment Revenues $ 612.5 $ 919.0 $ 1,523.8 $ 1,894.8 $ 779.5 SEGMENT EXPENSES Compensation and benefits Cash-based compensation and benefits $ 212.2 $ 217.4 $ 218.0 $ 243.9 $ 245.8 Realized performance revenues related compensation 92.4 216.6 477.4 622.6 118.3 Total compensation and benefits1 304.6 434.0 695.4 866.5 364.1 General, administrative and other expenses 61.6 55.6 60.0 90.4 76.3 Depreciation and amortization expense 9.1 9.2 10.7 8.6 9.5 Interest expense 22.3 24.8 27.1 26.5 26.8 Total Segment Expenses $ 397.6 $ 523.6 $ 793.2 $ 992.0 $ 476.7 Total Segment Revenues 612.5 919.0 1,523.8 1,894.8 779.5 Total Segment Expenses 397.6 523.6 793.2 992.0 476.7 (=) Distributable Earnings $ 214.9 $ 395.4 $ 730.6 $ 902.8 $ 302.8 (-) Realized Net Performance Revenues 76.0 237.4 533.5 682.7 118.0 (-) Realized Principal Investment Income 30.0 37.8 71.3 70.4 26.3 (+) Net Interest 20.1 23.0 25.6 24.8 24.8 (=) Fee Related Earnings $ 129.0 $ 143.2 $ 151.4 $ 174.5 $ 183.3 After-tax Distributable Earnings, per common share $ 0.58 $ 0.88 $ 1.54 $ 2.01 $ 0.74 Dividend per common share $ 0.250 $ 0.250 $ 0.250 $ 0.250 $ 0.325 Carlyle First Quarter 2022 Total Segment Results Equity-based compensation $ 34.9 $ 50.3 $ 44.3 $ 43.4 $ 40.7 20

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Total Segment Balance Sheet Highlights • Balance sheet assets attributable to Carlyle shareholders, including cash and equivalents, net accrued performance revenue and investments, net of debt obligations, totaled $6.1 billion at March 31, 2022 • Balance sheet cash totaled $1.3 billion as of March 31, 2022, with no balance drawn on our $775 million revolving line of credit KEY BALANCE SHEET ITEMS 1 ($mn) 3/31/2022 Cash and Cash Equivalents $1,290.2 Net accrued performance revenues2 (net of related accrued compensation and accrued giveback) $4,270.9 Investments attributable to Carlyle shareholders3 $2,344.3 Debt obligations4 $1,852.8 Drawn revolving credit line ($775 million remaining capacity) $0.0 (1) Balance sheet amounts presented exclude the effect of U.S. GAAP consolidation eliminations on investments and accrued performance revenue, as well as cash and debt associated with Carlyle's consolidated funds. (2) Net accrued performance revenues as of March 31, 2022 are net of $40 million in accrued giveback obligations and $4.3 billion in accrued performance allocations and incentive fee compensation. See page 33 for a reconciliation to U.S. GAAP. (3) Investments exclude the equity investments by Carlyle in NGP Energy Capital Management and also exclude the portion of CLO investments attributable to Carlyle stockholders that were financed with debt. Refer to page 33 for a reconciliation to U.S. GAAP. (4) Excludes approximately $402 million in carrying value of loans used to finance CLO investments and $525 million of lease liabilities. (0.6) 0.6 (0.6) 1.7 2.1 2.3 2.3 3.9 4.3 2020 2021 1Q'22 ($1.0) $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 KEY BALANCE SHEET ITEMS ($BN) Net Accrued Performance Revenues2 Investments3 Cash/Equivalents less Debt4 21

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 AUM and Fee-earning AUM Roll Forward Total AUM Roll Forward (Unaudited) Three Months Ended March 31, 2022 Twelve Months Ended March 31, 2022 ($mn) Global Private Equity Global Credit* Global Investment Solutions5 Total Global Private Equity Global Credit* Global Investment Solutions5** Total Balance, Beginning of Period $ 162,117 $ 73,384 $ 65,456 $ 300,957 $ 137,451 $ 58,837 $ 63,556 $ 259,844 Inflows1 3,101 19,331 1,317 23,749 28,903 33,066 5,248 67,217 Outflows (including realizations)2 (2,367) (1,462) (2,728) (6,557) (25,406) (4,658) (16,120) (46,184) Market Activity & Other3 6,968 (162) 2,534 9,340 29,642 4,149 15,484 49,275 Foreign Exchange4 (733) (277) (1,313) (2,323) (1,504) (580) (2,902) (4,986) Balance, End of Period $ 169,086 $ 90,814 $ 65,266 $ 325,166 $ 169,086 $ 90,814 $ 65,266 $ 325,166 Fee-earning AUM Roll Forward (Unaudited) Three Months Ended March 31, 2022 Twelve Months Ended March 31, 2022 ($mn) Global Private Equity11 Global Credit* Global Investment Solutions Total Global Private Equity11 Global Credit* Global Investment Solutions** Total Balance, Beginning of Period $ 104,252 $ 51,718 $ 37,449 $ 193,419 $ 90,559 $ 43,286 $ 39,287 $ 173,132 Inflows7 3,516 17,324 1,302 22,142 27,468 27,659 5,255 60,382 Outflows (including realizations)8 (771) (1,533) (992) (3,296) (10,713) (4,526) (7,844) (23,083) Market Activity & Other9 140 4 144 288 333 1,383 1,924 3,640 Foreign Exchange10 (472) (263) (758) (1,493) (982) (552) (1,477) (3,011) Balance, End of Period*** $ 106,665 $ 67,250 $ 37,145 $ 211,060 $ 106,665 $ 67,250 $ 37,145 $ 211,060 22See notes at end of document. Totals may not sum due to rounding. *Inflows for Global Credit include $15 billion and $14 billion of Total AUM and Fee-Earning AUM, respectively, which were acquired in the CBAM transaction in March 2022. **Outflows for Global Investment Solutions include the April 1, 2021 sale of Metropolitan Real Estate, which had Total AUM and Fee-Earning AUM of $2.4 billion and $2.3 billion, respectively, as of March 31, 2021. ***Fee-earning AUM balances as of March 31, 2022 exclude Pending Fee-earning AUM of $14 billion.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Private Equity Fund Performance (Reported in Local Currency, mn) TOTAL INVESTMENTS As of March 31, 2022 REALIZED/PARTIALLY REALIZED INVESTMENTS(5) As of March 31, 2022 Fund (Fee Initiation Date / Stepdown Date)(29) Committed Capital (30) Cumulative Invested Capital(1) Percent Invested Realized Value(2) Remaining Fair Value(3) MOIC (4) Gross IRR (6)(12) Net IRR (7)(12) Net Accrued Carry/ (Giveback)(8) Total Fair Value(9) MOIC (4) Gross IRR (6)(12) CORPORATE PRIVATE EQUITY CP VIII (Oct 2021 / Oct 2027) $ 11,452 $ 4,200 37% $ — $ 4,305 1.0x NM NM $ — n/a n/a n/a CP VII (May 2018 / Oct 2021) $ 18,510 $ 16,665 90% $ 603 $ 21,690 1.3x 20% 12% $ 425 $ 607 1.7x 30% CP VI (May 2013 / May 2018) $ 13,000 $ 13,108 101% $ 18,645 $ 14,159 2.5x 22% 17% $ 1,027 $ 21,870 2.9x 28% CP V (Jun 2007 / May 2013) $ 13,720 $ 13,238 96% $ 27,108 $ 1,518 2.2x 18% 14% $ 134 $ 27,175 2.5x 24% CEP V (Oct 2018 / Sep 2024) € 6,416 € 4,204 66% € 185 € 5,160 1.3x 24% 11% $ 81 n/a n/a n/a CEP IV (Sep 2014 / Oct 2018) € 3,670 € 3,758 102% € 3,521 € 3,564 1.9x 18% 12% $ 325 € 3,235 2.4x 28% CEP III (Jul 2007 / Dec 2012) € 5,295 € 5,177 98% € 11,708 € 53 2.3x 19% 14% $ 6 € 11,643 2.3x 19% CEP II (Sep 2003 / Sep 2007) € 1,805 € 2,048 113% € 4,152 € 8 2.0x 36% 20% $ 1 € 4,124 2.2x 43% CAP V (Jun 2018 / Jun 2024) $ 6,554 $ 4,593 70% $ 1,052 $ 5,177 1.4x 36% 18% $ 115 $ 937 1.9x 150% CAP IV (Jul 2013 / Jun 2018) $ 3,880 $ 4,044 104% $ 4,612 $ 3,388 2.0x 18% 13% $ 285 $ 5,020 3.2x 33% CAP III (Jun 2008 / Jul 2013) $ 2,552 $ 2,543 100% $ 4,890 $ 221 2.0x 17% 12% $ 23 $ 4,890 2.0x 18% CJP IV (Oct 2020 / Oct 2026) ¥ 258,000 ¥ 93,727 36% ¥ — ¥ 121,284 1.3x NM NM $ 11 n/a n/a n/a CJP III (Sep 2013 / Aug 2020) ¥ 119,505 ¥ 91,192 76% ¥ 184,200 ¥ 42,200 2.5x 23% 16% $ 21 ¥ 182,265 3.9x 33% CGFSP III (Dec 2017 / Dec 2023) $ 1,005 $ 878 87% $ 338 $ 1,532 2.1x 48% 35% $ 89 $ 704 5.6x 59% CGFSP II (Jun 2013 / Dec 2017) $ 1,000 $ 943 94% $ 1,602 $ 663 2.4x 26% 19% $ 52 $ 1,600 2.3x 28% CP Growth (Oct 2021 / Oct 2027) $ 1,062 $ 333 31% $ — $ 341 1.0x NM NM $ — n/a n/a n/a CEOF II (Nov 2015 / Mar 2020) $ 2,400 $ 2,249 94% $ 2,072 $ 2,049 1.8x 20% 14% $ 138 $ 2,300 3.7x 54% CEOF I (Sep 2011 / Nov 2015) $ 1,119 $ 1,175 105% $ 1,522 $ 292 1.5x 12% 8% $ 37 $ 1,382 1.7x 20% CETP V (Mar 2022 / Jun 2028) € 1,633 € — 0% € — € — n/a n/a n/a $ — € — n/a n/a CETP IV (Jul 2019 / Jun 2022) € 1,350 € 1,162 86% € — € 1,888 1.6x 55% 37% $ 67 n/a n/a n/a CETP III (Jul 2014 / Jul 2019) € 657 € 602 92% € 1,181 € 684 3.1x 44% 31% $ 51 € 1,181 4.4x 51% CGP II (Dec 2020 / Jan 2025) $ 1,840 $ 843 46% $ — $ 894 1.1x NM NM $ — n/a n/a n/a CGP (Jan 2015 / Mar 2021) $ 3,588 $ 3,050 85% $ 460 $ 3,786 1.4x 8% 6% $ 62 $ 535 3.6x 68% CAGP IV (Aug 2008 / Dec 2014) $ 1,041 $ 954 92% $ 1,123 $ 98 1.3x 6% 2% $ — $ 1,122 1.3x 7% CSABF (Dec 2009 / Dec 2016) $ 776 $ 736 95% $ 485 $ 500 1.3x 5% 2% $ — $ 763 1.6x 3% All Other Active Funds & Vehicles(10) $ 18,644 n/a $ 17,176 $ 13,824 1.7x 13% 11% $ 78 $ 17,724 2.2x 17% Fully Realized Funds & Vehicles(11) $ 24,669 n/a $ 61,552 $ — 2.5x 28% 21% $ 9 $ 61,552 2.5x 28% TOTAL CORPORATE PRIVATE EQUITY(13) $ 133,172 n/a $ 167,748 $ 88,366 1.9x 26% 18% $ 3,037 $ 172,046 2.5x 27% 23See notes at end of document. Totals may not sum due to rounding.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Private Equity Fund Performance, continued (Reported in Local Currency, mn) TOTAL INVESTMENTS As of March 31, 2022 REALIZED/PARTIALLY REALIZED INVESTMENTS(5) As of March 31, 2022 Fund (Fee Initiation Date / Stepdown Date)(29) Committed Capital(30) Cumulative Invested Capital(1) Percent Invested Realized Value(2) Remaining Fair Value(3) MOIC (4) Gross IRR (6)(12) Net IRR (7)(12) Net Accrued Carry/ (Giveback)(8) Total Fair Value(12) MOIC (4) Gross IRR (6)(12) REAL ESTATE CRP IX ( Oct 2021 / Oct 2026 ) $ 7,987 $ 443 6% $ — $ 486 1.1x NM NM $ — n/a n/a n/a CRP VIII (Aug 2017 / Oct 2021) $ 5,505 $ 4,491 82% $ 3,027 $ 4,651 1.7x 56% 35% $ 201 $ 3,098 1.9x 50% CRP VII (Jun 2014 / Dec 2017) $ 4,162 $ 3,755 90% $ 4,618 $ 1,752 1.7x 19% 12% $ 80 $ 4,585 1.8x 23% CRP VI (Mar 2011 / Jun 2014) $ 2,340 $ 2,157 92% $ 3,761 $ 169 1.8x 27% 18% $ 6 $ 3,594 2.0x 31% CRP V (Nov 2006 / Mar 2011) $ 3,000 $ 3,294 110% $ 6,110 $ 13 1.9x 13% 9% $ 5 $ 6,093 1.9x 13% CRP IV (Jan 2005 / Nov 2006) $ 950 $ 1,200 126% $ 1,964 $ 2 1.6x 7% 4% $ — $ 1,966 1.6x 7% CPI (May 2016 / n/a) $ 6,428 $ 5,104 79% $ 1,449 $ 5,956 1.5x 19% 18% n/a* $ 969 1.7x 5% CEREP III (Jun 2007 / May 2012) € 2,230 € 2,053 92% € 2,474 € 22 1.2x 4% 1% $ — € 2,447 1.2x 4% All Other Active Funds & Vehicles(14) $ 3,614 n/a $ 3,100 $ 2,557 1.6x 10% 8% $ 17 $ 2,779 1.7x 11% Fully Realized Funds & Vehicles(15) $ 5,102 n/a $ 6,815 $ 2 1.3x 13% 6% $ — $ 6,818 1.3x 13% TOTAL REAL ESTATE(13) $ 31,434 n/a $ 33,586 $ 15,615 1.6x 13% 9% $ 309 $ 32,612 1.6x 13% INFRASTRUCTURE & NATURAL RESOURCES CIEP II (Apr 2019 / Apr 2025) $ 2,286 $ 1,009 44% $ 364 $ 1,092 1.4x NM NM $ 27 $ 572 2.4x NM CIEP I (Sep 2013 / Jun 2019) $ 2,500 $ 2,341 94% $ 1,290 $ 2,932 1.8x 19% 11% $ 148 $ 1,732 2.6x 25% CPP II (Sep 2014 / Apr 2021) $ 1,527 $ 1,504 99% $ 733 $ 1,469 1.5x 13% 8% $ 17 $ 365 4.1x 76% CGIOF (Dec 2018 / Sep 2023) $ 2,201 $ 1,590 72% $ 102 $ 1,766 1.2x 24% 6% $ 5 $ 42 1.8x NM NGP XII (Jul 2017 / Jul 2022) $ 4,278 $ 2,611 61% $ 437 $ 3,738 1.6x 19% 12% $ 110 n/a n/a n/a NGP XI (Oct 2014 / Jul 2017) $ 5,325 $ 4,979 93% $ 2,720 $ 4,919 1.5x 11% 8% $ 127 $ 3,868 1.7x 32% NGP X (Jan 2012 / Dec 2014) $ 3,586 $ 3,351 93% $ 3,197 $ 454 1.1x 2% Neg $ — $ 3,100 1.2x 5% All Other Active Funds & Vehicles(17) $ 3,540 n/a $ 1,877 $ 3,569 1.5x 16% 14% $ 18 $ 2,089 2.4x 29% Fully Realized Funds & Vehicles(18) $ 1,190 n/a $ 1,435 $ 1 1.2x 3% 1% $ — $ 1,436 1.2x 3% TOTAL INFRASTRUCTURE & NATURAL RESOURCES(13) $ 22,115 n/a $ 12,155 $ 19,940 1.5x 11% 7% $ 452 $ 13,205 1.7x 13% Legacy Energy Funds(16) $ 16,741 n/a $ 23,945 $ 243 1.4x 12% 6% $ (4) $ 23,592 1.5x 14% 24See notes at end of document. Totals may not sum due to rounding. *Net accrued fee related performance revenues for CPI of $65 million are excluded from Net Accrued Performance Revenues. These amounts will be reflected as fee related performance revenues when realized, and included in Fund level fee revenues in our segment results.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Credit Fund Performance (Carry Funds Only) ($ mn) TOTAL INVESTMENTS As of March 31, 2022 Fund (Fee Initiation Date / Stepdown Date)(29) Committed Capital(30) Cumulative Invested Capital(19) Percent Invested Realized Value(2) Remaining Fair Value(3) MOIC (4) Gross IRR (6)(12) Net IRR (7)(12) Net Accrued Carry/(Giveback)(8) GLOBAL CREDIT CARRY FUNDS CSP IV (Apr 2016 / Dec 2020) $ 2,500 $ 2,500 100% $ 1,085 $ 2,033 1.2x 17% 8% $ 10 CSP III (Dec 2011 / Aug 2015) $ 703 $ 703 100% $ 919 $ 59 1.4x 19% 9% $ — CSP II (Dec 2007 / Jun 2011) $ 1,352 $ 1,352 100% $ 2,431 $ 64 1.8x 17% 11% $ 7 CCOF II (Nov 2020 / Oct 2025) $ 4,425 $ 2,507 57% $ 87 $ 2,583 1.1x 24% 14% $ 11 CCOF I (Nov 2017 / Sep 2022) $ 2,373 $ 3,396 143% $ 1,908 $ 2,343 1.3x 19% 14% $ 56 CEMOF II (Dec 2015 / Jun 2019) $ 2,819 $ 1,708 61% $ 1,010 $ 1,100 1.2x 8% 3% $ — CEMOF I (Dec 2010 / Dec 2015) $ 1,383 $ 1,606 116% $ 936 $ 170 0.7x Neg Neg $ — CSC (Mar 2017/ n/a) $ 838 $ 1,303 155% $ 1,423 $ 241 1.3x 17% 13% $ 34 SASOF III (Nov 2014 / n/a) $ 833 $ 991 119% $ 1,189 $ 95 1.3x 19% 11% $ 11 All Other Active Funds & Vehicles(20) $ 3,584 n/a $ 1,109 $ 2,178 0.9x NM NM $ 6 Fully Realized Funds & Vehicles(21) $ 1,944 n/a $ 2,783 $ 1 1.4x 13% 8% $ — TOTAL GLOBAL CREDIT CARRY FUNDS $ 21,594 n/a $ 14,880 $ 10,867 1.2x 10% 5% $ 135 25See notes at end of document. Totals may not sum due to rounding.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Investment Solutions Fund Performance (Reported in Local Currency, mn) TOTAL INVESTMENTS As of March 31, 2022 GLOBAL INVESTMENT SOLUTIONS(22)(23)(27) Vintage Year Fund Size Cumulative Invested Capital (1)(24) Realized Value (24) Remaining Fair Value(24) Total Fair Value(9)(24) MOIC(4) Gross IRR (12)(25) Net IRR (12)(28) Net Accrued Carry/ (Giveback)(8)* Main Fund VI - Fund Investments 2015 € 1,106 € 1,078 € 961 € 1,383 € 2,344 2.2x 28% 27% $ 4 Main Fund V - Fund Investments 2012 € 5,080 € 5,732 € 6,680 € 6,140 € 12,820 2.2x 21% 20% $ 23 Main Fund IV - Fund Investments 2009 € 4,877 € 5,685 € 9,215 € 3,254 € 12,468 2.2x 19% 18% $ 2 Main Fund III - Fund Investments 2005 € 11,500 € 13,381 € 21,141 € 2,307 € 23,448 1.8x 10% 10% $ — Main Fund II - Fund Investments 2003 € 4,545 € 4,983 € 7,808 € 257 € 8,064 1.6x 10% 9% $ — Main Fund I - Fund Investments 2000 € 5,175 € 4,382 € 7,203 € 65 € 7,268 1.7x 12% 11% $ — Main Fund VII - Secondary Investments 2020 $ 8,513 $ 3,610 $ 646 $ 3,812 $ 4,458 1.2x NM NM $ 33 AlpInvest Secondaries Fund VII 2020 $ 6,769 $ 2,661 $ 463 $ 2,808 $ 3,271 1.2x NM NM $ 23 Main Fund VI - Secondary Investments 2017 $ 6,017 $ 5,184 $ 2,760 $ 5,144 $ 7,904 1.5x 18% 16% $ 75 AlpInvest Secondaries Fund VI 2017 $ 3,333 $ 2,899 $ 1,477 $ 2,905 $ 4,382 1.5x 18% 15% $ 49 Main Fund V - Secondary Investments 2011 € 4,273 € 4,382 € 6,734 € 1,270 € 8,004 1.8x 21% 20% $ 30 AlpInvest Secondaries Fund V 2012 $ 756 $ 650 $ 863 $ 248 $ 1,112 1.7x 18% 14% $ 16 Main Fund IV - Secondary Investments 2010 € 1,859 € 2,003 € 3,355 € 114 € 3,469 1.7x 19% 18% $ — Main Fund III - Secondary Investments 2006 € 2,250 € 2,438 € 3,713 € 39 € 3,752 1.5x 11% 10% $ — Main Fund VIII - Co-Investments 2021 $ 3,980 $ 1,415 $ — $ 1,502 $ 1,502 1.1x NM NM $ 1 AlpInvest Co-Investment Fund VIII 2021 $ 3,614 $ 1,331 $ — $ 1,414 $ 1,415 1.1x NM NM $ 1 Main Fund VII - Co-Investments 2017 $ 2,842 $ 2,673 $ 913 $ 3,738 $ 4,651 1.7x 23% 20% $ 70 AlpInvest Co-Investment Fund VII 2017 $ 1,688 $ 1,621 $ 581 $ 2,291 $ 2,873 1.8x 24% 20% $ 46 Main Fund VI - Co-Investments 2014 € 1,115 € 986 € 1,774 € 794 € 2,568 2.6x 27% 25% $ 7 Main Fund V - Co-Investments 2012 € 1,124 € 1,075 € 2,603 € 560 € 3,163 2.9x 29% 27% $ 5 Main Fund IV - Co-Investments 2010 € 1,475 € 1,390 € 3,404 € 952 € 4,356 3.1x 24% 23% $ — Main Fund III - Co-Investments 2006 € 2,760 € 2,891 € 4,102 € 211 € 4,313 1.5x 6% 5% $ — Main Fund III - Mezzanine Investments 2006 € 2,000 € 2,054 € 2,685 € 126 € 2,810 1.4x 10% 9% $ — Main Fund II - Mezzanine Investments 2004 € 700 € 781 € 1,084 € 8 € 1,092 1.4x 8% 7% $ — All Other Active Funds & Vehicles (26) Various $ 8,901 $ 3,799 $ 9,093 $ 12,892 1.4x 13% 12% $ 88 Fully Realized Funds & Vehicles Various € 3,259 € 6,933 € 11 € 6,943 2.1x 33% 31% $ — TOTAL GLOBAL INVESTMENT SOLUTIONS (USD)(13) $ 84,400 $ 107,190 $ 42,674 $ 149,864 1.8x 14% 13% $ 338 26See notes at end of document. Totals may not sum due to rounding. *Net accrued carry excludes $4 million of net accrued carry as of March 31, 2022, which was retained as part of the sale of Metropolitan Real Estate on April 1, 2021. Entries for AlpInvest Secondaries Fund VII, AlpInvest Secondaries Fund VI, AlpInvest Secondaries Fund V, AlpInvest Co-Investment Fund VIII and AlpInvest Co-Investments Fund VII reflect the commingled fund vehicle as a breakout of the Main Fund line above, which also includes related SMA vehicles. Figures and performance for these commingled fund breakouts are included in, and are not incremental to the Main Fund figures.Commingled funds are shown to the extent they meet the significant size thresholds for disclosing individual carry funds across our platform.

Reconciliations & Disclosures

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation for Distributable Earnings Per Share (Unaudited) * Our dividend policy as a Corporation is to pay quarterly dividends of $0.325 per share of common stock, or $1.30 annually (prior to the 1Q’22 dividend to be paid in May 2022, our policy was to pay quarterly dividends of $0.25 per share of common stock, or $1.00 annually). See Notes at the end of the document for our Dividend Policy. ** Shares outstanding as of March 31, 2022 reflect the issuance of 4.2 million shares during 1Q’22 in connection with the CBAM acquisition. *** Shares eligible for dividend include 0.1 million net common shares that will be issued in May 2022 in connection with the vesting of restricted stock units, including shares we expect to be issued pursuant to a program under which, at our discretion, up to 20% of realized performance allocation related compensation over a threshold amount may be distributed in fully vested, newly issued shares. For purposes of this calculation, these common shares have been added to the common shares outstanding as of March 31, 2022 because they will participate in the dividend paid on common shares in May 2022. (Dollars in millions, except per share data and where noted) 1Q'21 2Q'21 3Q'21 4Q'21 1Q'22 QoQ YoY FEE RELATED EARNINGS $ 129.0 $ 143.2 $ 151.4 $ 174.5 $ 183.3 5% 42% DISTRIBUTABLE EARNINGS $ 214.9 $ 395.4 $ 730.6 $ 902.8 $ 302.8 (66)% 41% DISTRIBUTABLE EARNINGS, TAX AND PER SHARE INFORMATION Distributable Earnings $ 214.9 $ 395.4 $ 730.6 $ 902.8 $ 302.8 Less: Estimated current corporate, foreign, state and local taxes 1 9.8 82.2 183.1 182.4 35.2 DISTRIBUTABLE EARNINGS, NET attributable to common stockholders $ 205.1 $ 313.2 $ 547.5 $ 720.4 $ 267.6 Estimated DE effective tax rate 2 4.6% 20.8% 25.1% 20.2% 11.6 % DISTRIBUTABLE EARNINGS, NET per common share outstanding $ 0.58 $ 0.88 $ 1.54 $ 2.01 $ 0.74 Dividend per common share* $ 0.250 $ 0.250 $ 0.250 $ 0.250 $ 0.325 TOTAL OUTSTANDING SHARES (in millions)** 354.5 354.5 356.5 355.4 361.7 Shares eligible for dividend (in millions)*** 354.7 357.4 356.6 358.0 361.8 28See notes at end of document. • Our estimated DE effective tax rate decreased to 11.6% in 1Q 2022 from 20.2% in 4Q 2021, reflecting the impact of tax deductions resulting from the vesting of restricted stock units in the first quarter

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation of GAAP to Total Segment Information (1) The U.S. GAAP results for FY’20 include a loss in principal investment income (loss) of $(621) million related to the closing of the transaction in which a Carlyle-affiliated investment fund purchased additional interests in Fortitude from AIG. The loss was driven by the contribution of our existing 19.9% investment in Fortitude into the fund, and the subsequent accounting for our investment which is based on the net asset value of our limited partnership interest in the fund rather than a direct investment in Fortitude. (2) Equity-based compensation includes amounts reflected in principal investment income and general, administrative and other expense in our U.S. GAAP statement of operations, as well as amounts related to shares issued in conjunction with a previous acquisition. (Dollars in millions) 1Q'21 2Q'21 3Q'21 4Q'21 1Q'22 FY'20 FY'21 INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES $ 1,164.3 $ 1,252.7 $ 701.3 $ 909.2 $ 742.7 $ 580.0 $ 4,027.5 Adjustments: Net unrealized performance revenues (846.4) (844.0) 44.8 39.4 (466.6) (598.7) (1,606.2) Unrealized principal investment (income) loss1 (131.3) (78.8) (70.4) (71.3) (23.7) 556.2 (351.8) Adjusted unrealized principal investment (income) loss from Fortitude — — — — — 104.4 — Equity-based compensation2 34.9 50.3 44.3 43.4 40.7 116.6 172.9 Acquisition related charges, including amortization of intangibles and impairment 19.0 11.3 24.4 (17.0) 29.1 38.1 37.7 Tax (expense) benefit associated with certain foreign performance revenues (6.0) (3.4) (2.4) (5.3) (0.8) (7.9) (17.1) Net (income) loss attributable to non-controlling interests in consolidated entities (21.6) (21.5) (14.6) (12.8) (23.2) (34.6) (70.5) Debt extinguishment costs — — — 10.2 — — 10.2 Right-of-use asset impairment — 26.8 — — — — 26.8 Other adjustments, including severance and Conversion costs in 2020 2.0 2.0 3.2 7.0 4.6 8.0 14.2 DISTRIBUTABLE EARNINGS $ 214.9 $ 395.4 $ 730.6 $ 902.8 $ 302.8 $ 762.1 $ 2,243.7 Realized net performance revenues 76.0 237.4 533.5 682.7 118.0 246.3 1,529.6 Realized principal investment income 30.0 37.8 71.3 70.4 26.3 73.0 209.5 Net interest 20.1 23.0 25.6 24.8 24.8 76.9 93.5 FEE RELATED EARNINGS $ 129.0 $ 143.2 $ 151.4 $ 174.5 $ 183.3 $ 519.7 $ 598.1 29

Reconciliation of GAAP to Total Segment Information, continued

(Dollars in millions)	Total Reportable Segments	Consolidated Funds	Reconciling Items	Carlyle Consolidated[1]
Three Months Ended March 31, 2021				
Revenues	$ 612.5	$ 61.1	$ 1,763.6	$ 2,437.2 [2]
Expenses	$ 397.6	$ 56.5	$ 831.1	$ 1,285.2 [2]
Other income (loss)	$ —	$ 12.3	$ —	$ 12.3 [3]
Distributable Earnings	$ 214.9	$ 16.9	$ 932.5	$ 1,164.3 [4]
Three Months Ended June 30, 2021				
Revenues	$ 919.0	$ 62.1	$ 1,725.2	$ 2,706.3 [2]
Expenses	$ 523.6	$ 54.2	$ 873.2	$ 1,451.0 [2]
Other income (loss)	$ —	$ (2.6)	$ —	$ (2.6) [3]
Distributable Earnings	$ 395.4	$ 5.3	$ 852.0	$ 1,252.7 [4]
Three Months Ended September 30, 2021				
Revenues	$ 1,523.8	$ 62.1	$ 53.6	$ 1,639.5 [2]
Expenses	$ 793.2	$ 51.9	$ 93.0	$ 938.1 [2]
Other income (loss)	$ —	$ (0.1)	$ —	$ (0.1) [3]
Distributable Earnings	$ 730.6	$ 10.1	$ (39.4)	$ 701.3 [4]
Three Months Ended December 31, 2021				
Revenues	$ 1,894.8	$ 67.9	$ 36.4	$ 1,999.1 [2]
Expenses	$ 992.0	$ 55.2	$ 35.6	$ 1,082.8 [2]
Other income (loss)	$ —	$ (7.1)	$ —	$ (7.1) [3]
Distributable Earnings	$ 902.8	$ 5.6	$ 0.8	$ 909.2 [4]
Three Months Ended March 31, 2022				
Revenues	$ 779.5	$ 61.7	$ 740.6	$ 1,581.8 [2]
Expenses	$ 476.7	$ 52.9	$ 312.3	$ 841.9 [2]
Other income (loss)	$ —	$ 2.8	$ —	$ 2.8 [3]
Distributable Earnings	$ 302.8	$ 11.6	$ 428.3	$ 742.7 [4]

	Total Reportable Segments	Consolidated Funds	Reconciling Items	Carlyle Consolidated[1]
Year Ended December 31, 2020				
Revenues	$ 2,289.5	$ 226.8	$ 418.3	$ 2,934.6 [2]
Expenses	$ 1,527.4	$ 206.2	$ 599.7	$ 2,333.3 [2]
Other income (loss)	$ —	$ (21.3)	$ —	$ (21.3) [3]
Distributable Earnings	$ 762.1	$ (0.7)	$ (181.4)	$ 580.0 [4]
Year Ended December 31, 2021				
Revenues	$ 4,950.1	$ 253.2	$ 3,578.8	$ 8,782.1 [2]
Expenses	$ 2,706.4	$ 217.8	$ 1,832.9	$ 4,757.1 [2]
Other income (loss)	$ —	$ 2.5	$ —	$ 2.5 [3]
Distributable Earnings	$ 2,243.7	$ 37.9	$ 1,745.9	$ 4,027.5 [4]

(1) The Distributable Earnings in the Carlyle Consolidated column is income before provision for income taxes, which is the GAAP measure that is most directly comparable to Distributable Earnings.

(2) See detailed breakdown of revenue and expense adjustments on page 32.

(3) The Other Income (Loss) adjustment results from the Consolidated Funds which were eliminated in consolidation to arrive at Carlyle's total Other Income (Loss).

(4) See the reconciliation for Distributable Earnings and Fee Related Earnings on page 29.

30

Reconciliation of GAAP to Total Segment Information, continued

(Dollars in millions)

	Carlyle Consolidated	Reconciling Items[1]	Total Reportable Segments
Three Months Ended March 31, 2021			
Performance revenues	$ 1,786.1	$ (1,617.7)	$ 168.4
Performance revenues related compensation expense	$ 866.6	$ (774.2)	$ 92.4
Net performance revenues	$ 919.5	$ (843.5)	$ 76.0
Principal investment income (loss)	$ 179.1	$ (149.1)	$ 30.0
Three Months Ended June 30, 2021			
Performance revenues	$ 2,080.7	$ (1,626.7)	$ 454.0
Performance revenues related compensation expense	$ 994.0	$ (777.4)	$ 216.6
Net performance revenues	$ 1,086.7	$ (849.3)	$ 237.4
Principal investment income (loss)	$ 137.7	$ (99.9)	$ 37.8
Three Months Ended September 30, 2021			
Performance revenues	$ 974.5	$ 36.4	$ 1,010.9
Performance revenues related compensation expense	$ 495.2	$ (17.8)	$ 477.4
Net performance revenues	$ 479.3	$ 54.2	$ 533.5
Principal investment income (loss)	$ 160.4	$ (89.1)	$ 71.3
Three Months Ended December 31, 2021			
Performance revenues	$ 1,243.3	$ 62.0	$ 1,305.3
Performance revenues related compensation expense	$ 605.2	$ 17.4	$ 622.6
Net performance revenues	$ 638.1	$ 44.6	$ 682.7
Principal investment income (loss)	$ 160.1	$ (89.7)	$ 70.4
Three Months Ended March 31, 2022			
Performance revenues	$ 710.2	$ (473.9)	$ 236.3
Performance revenues related compensation expense	$ 370.7	$ (252.4)	$ 118.3
Net performance revenues	$ 339.5	$ (221.5)	$ 118.0
Principal investment income (loss)	$ 319.6	$ (293.3)	$ 26.3

	Carlyle Consolidated	Reconciling Items[1]	Total Reportable Segments
Year Ended December 31, 2020			
Performance revenues	$ 1,635.9	$ (1,049.8)	$ 586.1
Performance revenues related compensation expense	$ 779.1	$ (439.3)	$ 339.8
Net performance revenues	$ 856.8	$ (610.5)	$ 246.3
Principal investment income (loss)	$ (540.7)	$ 613.7	$ 73.0
Year Ended December 31, 2021			
Performance revenues	$ 6,084.6	$ (3,146.0)	$ 2,938.6
Performance revenues related compensation expense	$ 2,961.0	$ (1,552.0)	$ 1,409.0
Net performance revenues	$ 3,123.6	$ (1,594.0)	$ 1,529.6
Principal investment income (loss)	$ 637.3	$ (427.8)	$ 209.5

See notes at end of document.

31

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation of GAAP to Total Segment Information, continued (Dollars in millions) 1Q'21 2Q'21 3Q'21 4Q'21 1Q'22 FY'20 FY'21 REVENUE RECONCILING ITEMS Unrealized performance revenues $ 1,621.8 $ 1,620.7 $ (29.8) $ (57.1) $ 698.8 $ 1,031.0 $ 3,155.6 Unrealized principal investment income (loss) 131.3 78.8 70.4 71.3 23.7 (556.2) 351.8 Adjusted unrealized principal investment income (loss) from Fortitude — — — — — (104.4) — Adjustments related to expenses associated with NGP Management and its affiliates (3.6) (3.0) (3.6) (3.5) (3.1) (15.3) (13.7) Tax expense (benefit) associated with certain foreign performance revenues (0.1) 0.3 0.1 (0.1) (0.1) 0.5 0.2 Non-controlling interests and other adjustments to present certain costs on a net basis 45.3 41.1 33.2 40.0 17.9 96.6 159.6 Elimination of revenues of Consolidated Funds (31.1) (12.7) (16.7) (14.2) 3.4 (33.9) (74.7) Total Revenue Reconciling Items $ 1,763.6 $ 1,725.2 $ 53.6 $ 36.4 $ 740.6 $ 418.3 $ 3,578.8 EXPENSE RECONCILING ITEMS Unrealized performance revenues related compensation $ 775.3 $ 776.8 $ 15.0 $ (17.7) $ 232.2 $ 432.3 $ 1,549.4 Equity-based compensation 34.9 50.3 44.3 43.4 40.7 116.6 172.9 Acquisition or disposition related charges (credits), including amortization of intangibles and impairment 19.0 11.3 24.4 (17.0) 29.1 38.1 37.7 Tax (expense) benefit associated with certain foreign performance revenues related compensation (5.9) (3.7) (2.5) (5.2) (0.7) (8.4) (17.3) Non-controlling interests and other adjustments to present certain costs on a net basis 19.9 17.4 15.9 25.3 16.5 55.8 78.5 Debt extinguishment costs — — — 10.2 — — 10.2 Right-of-use asset impairment — 26.8 — — — — 26.8 Other, including severance and Conversion costs in 2020 2.0 2.0 3.2 7.0 4.6 8.0 14.2 Elimination of expenses of Consolidated Funds (14.1) (7.7) (7.3) (10.4) (10.1) (42.7) (39.5) Total Expense Reconciling Items $ 831.1 $ 873.2 $ 93.0 $ 35.6 $ 312.3 $ 599.7 $ 1,832.9 32

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation for Total Segment Information, continued (1) The Company has equity interests in NGP Management Company, L.L.C. ("NGP Management"), the general partners of certain carry funds advised by NGP, and principal investments in certain NGP funds. These equity interests are accounted for as investments under the equity method of accounting. Total investments attributable to The Carlyle Group Inc. excludes the strategic equity method investment in NGP Management and investments in the general partners of certain NGP carry funds. (2) Of the $405.1 million in CLO borrowings outstanding as of March 31, 2022, $387.3 million are collateralized by investments attributable to The Carlyle Group Inc. The remaining $17.8 million in CLO borrowings outstanding are collateralized by investments attributable to non-controlling interests. (3) Accrued performance allocations from NGP Carry Funds are recorded as an investment in the U.S. GAAP balance sheet. RECONCILIATION OF TOTAL INVESTMENTS ATTRIBUTABLE TO THE CARLYLE GROUP INC. (Dollars in millions) 03/31/22 INVESTMENTS, EXCLUDING PERFORMANCE ALLOCATIONS $ 3,418.2 Less: Amounts attributable to non-controlling interests in Consolidated Funds (205.4) Plus: Investments in Consolidated Funds, eliminated in consolidation 142.9 Less: Strategic equity method investments in NGP Management1 (369.9) Less: Investment in NGP general partners - accrued performance allocations1 (254.2) TOTAL INVESTMENTS ATTRIBUTABLE TO THE CARLYLE GROUP INC. 2,731.6 Less: CLO loans and other borrowings attributable to The Carlyle Group Inc.2 (387.3) TOTAL INVESTMENTS ATTRIBUTABLE TO THE CARLYLE GROUP INC., NET OF CLO LOANS AND OTHER BORROWINGS $ 2,344.3 RECONCILIATION OF ACCRUED PERFORMANCE ALLOCATIONS (Dollars in millions) 03/31/22 ACCRUED PERFORMANCE ALLOCATIONS, NET OF ACCRUED GIVEBACK OBLIGATIONS $ 8,464.4 Plus: Accrued performance allocations from NGP Carry Funds3 254.2 Less: Net accrued performance allocations presented as fee related performance revenues (65.3) Less: Accrued performance allocation-related expense (4,269.1) Plus: Receivable for giveback obligations from current and former employees 9.9 Less: Deferred taxes on certain foreign accrued performance allocations (53.0) Less: Net accrued performance allocations attributable to non-controlling interests in consolidated entities 1.0 NET ACCRUED PERFORMANCE REVENUES BEFORE TIMING DIFFERENCES 4,342.1 Less: Timing differences between the period when accrued performance allocations are realized and the period they are collected/distributed (71.2) NET ACCRUED PERFORMANCE REVENUES ATTRIBUTABLE TO THE CARLYLE GROUP INC. $ 4,270.9 33

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 GAAP Statement of Operations (Unaudited) (Dollars in millions, except per share amounts) 1Q'21 2Q'21 3Q'21 4Q'21 1Q'22 FY'20 FY'21 REVENUES Fund management fees $ 381.0 $ 394.4 $ 407.5 $ 484.6 $ 450.5 $ 1,486.0 $ 1,667.5 Incentive fees 9.5 10.4 13.1 15.8 14.0 37.0 48.8 Investment income Performance allocations 1,786.1 2,080.7 974.5 1,243.3 710.2 1,635.9 6,084.6 Principal investment income (loss) 179.1 137.7 160.4 160.1 319.6 (540.7) 637.3 Total investment income (loss) 1,965.2 2,218.4 1,134.9 1,403.4 1,029.8 1,095.2 6,721.9 Interest and other income 20.4 21.0 21.9 27.4 25.8 89.6 90.7 Interest and other income of Consolidated Funds 61.1 62.1 62.1 67.9 61.7 226.8 253.2 Total Revenues 2,437.2 2,706.3 1,639.5 1,999.1 1,581.8 2,934.6 8,782.1 EXPENSES Compensation and benefits Cash-based compensation and benefits 228.5 231.8 224.9 222.8 254.3 849.6 908.0 Equity-based compensation 32.4 47.2 42.4 41.1 39.7 105.0 163.1 Performance allocations and incentive fee related compensation 866.6 994.0 495.2 605.2 370.7 779.1 2,961.0 Total compensation and benefits 1,127.5 1,273.0 762.5 869.1 664.7 1,733.7 4,032.1 General, administrative and other expenses 91.7 109.1 99.6 131.3 106.3 349.3 431.7 Interest 23.0 25.5 27.9 36.9 27.8 94.0 113.3 Interest and other expenses of Consolidated Funds 42.4 46.5 44.6 45.0 42.8 163.5 178.5 Other non-operating expenses (income) 0.6 (3.1) 3.5 0.5 0.3 (7.2) 1.5 Total Expenses 1,285.2 1,451.0 938.1 1,082.8 841.9 2,333.3 4,757.1 Net investment gains (losses) of consolidated funds 12.3 (2.6) (0.1) (7.1) 2.8 (21.3) 2.5 Income (loss) before provision for income taxes 1,164.3 1,252.7 701.3 909.2 742.7 580.0 4,027.5 Provision (benefit) for income taxes 273.4 306.2 153.9 248.8 147.9 197.2 982.3 Net income (loss) 890.9 946.5 547.4 660.4 594.8 382.8 3,045.2 Net income (loss) attributable to non-controlling interests in consolidated entities 21.6 21.5 14.6 12.8 23.2 34.6 70.5 Net income (loss) attributable to The Carlyle Group Inc. $ 869.3 $ 925.0 $ 532.8 $ 647.6 $ 571.6 $ 348.2 $ 2,974.7 Net income (loss) attributable to The Carlyle Group Inc. per common share Basic $ 2.45 $ 2.61 $ 1.50 $ 1.82 $ 1.60 $ 0.99 $ 8.37 Diluted $ 2.41 $ 2.55 $ 1.46 $ 1.77 $ 1.57 $ 0.97 $ 8.20 Weighted-average common shares (in millions) Basic 354.2 354.5 356.0 356.2 357.6 350.5 355.2 Diluted 360.5 362.2 364.7 365.0 363.0 358.4 362.6 Income before provision for income taxes margin 47.8% 46.3% 42.8% 45.5% 47.0% 19.8% 45.9% 34

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 As of March 31, 2022 (Dollars in millions) Consolidated Operating Entities Consolidated Funds Eliminations Consolidated ASSETS Cash and cash equivalents $ 1,290.2 $ — $ — $ 1,290.2 Cash and cash equivalents of Consolidated Funds — 168.9 — 168.9 Restricted cash 0.6 — — 0.6 Investments, including performance allocations of $8,504.8 million 12,065.9 — (142.9) 11,923.0 Investments of Consolidated Funds — 6,412.6 — 6,412.6 Due from affiliates and other receivables, net 370.2 — (5.4) 364.8 Due from affiliates and other receivables of Consolidated Funds, net — 141.5 — 141.5 Fixed assets, net 145.2 — — 145.2 Lease right-of-use assets, net 350.8 — — 350.8 Deposits and other 100.4 0.9 — 101.3 Intangible assets, net 820.1 — — 820.1 Deferred tax assets 17.4 — — 17.4 Total assets $ 15,160.8 $ 6,723.9 $ (148.3) $ 21,736.4 LIABILITIES & EQUITY Debt obligations $ 2,255.0 $ — $ — $ 2,255.0 Loans payable of Consolidated Funds — 5,715.8 — 5,715.8 Accounts payable, accrued expenses and other liabilities 365.4 — — 365.4 Accrued compensation and benefits 4,542.6 — — 4,542.6 Due to affiliates 332.9 — — 332.9 Deferred revenue 373.7 — — 373.7 Deferred tax liabilities 595.6 — — 595.6 Other liabilities of Consolidated Funds — 636.1 — 636.1 Lease liabilities 524.6 — — 524.6 Accrued giveback obligations 40.4 — — 40.4 Total liabilities 9,030.2 6,351.9 — 15,382.1 Total equity 6,130.6 372.0 (148.3) 6,354.3 Total liabilities and equity $ 15,160.8 $ 6,723.9 $ (148.3) $ 21,736.4 GAAP Balance Sheet (Unaudited) 35

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Notes Dividend Policy In February 2022, our Board of Directors approved an increase in the common stock dividend to an annual rate of $1.30 per share ($0.325 per common share on a quarterly basis), commencing with the first quarter 2022 dividend to be paid in May 2022. Prior to the first quarter 2022 dividend, our dividend policy for our common stock was an annual rate of $1.00 per share of common stock ($0.25 per common share on a quarterly basis). The declaration and payment of any dividends to holders of our common stock are subject to the discretion of our Board of Directors, which may change our dividend policy at any time or from time to time, and the terms of our certificate of incorporation. There can be no assurance that dividends will be made as intended or at all or that any particular dividend policy will be maintained. Non-GAAP Financial Measures This press release contains financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America. These non-GAAP financial measures should be considered in addition to and not as a substitute for, or superior to, financial measures presented in accordance with U.S. GAAP. The reasons management believes that these non-GAAP financial measures provide useful information are set forth in our most recent Annual Report on Form 10-K filed with the SEC. Notes on Carlyle Consolidated GAAP Results (Page 5) (1) Income (loss) before provision for income taxes is the GAAP measure that is most directly comparable to Distributable Earnings, which management uses to measure the performance of the business. A full reconciliation is included starting on page 29. (2) Income (loss) before provision for taxes margin is equal to Income (loss) before provision for taxes, divided by Total revenues. (3) Net performance revenues are equal to Performance revenues less Performance revenues related compensation expense. Note on Fee Related Earnings (Page 9) (1) FRE Margin is calculated as Fee Related Earnings, divided by Total Segment Fee Revenues. Notes on Performance Revenues (Page 10) (1) We generally earn performance revenues (or carried interest) from our carry funds representing a 20% allocation of profits generated on third-party capital, and on which the general partner receives a special residual allocation of income from limited partners, which we refer to as carried interest, in the event that specified investment returns are achieved by the fund. Disclosures referring to carry funds also include the impact of certain commitments that do not earn carried interest, but are either part of, or associated with our carry funds. The rate of carried interest, as well as the share of carried interest allocated to Carlyle, may vary across the carry fund platform. See “Non-GAAP Financial Measures” for more information. A reconciliation of accrued performance allocations to total segment net accrued performance revenues is included on page 33. (2) Includes the change in performance revenue accrual driven by positive or negative movements in portfolio valuation, incremental preferred return and fees, foreign exchange fluctuations and acquisition/divestiture activity. See “Non-GAAP Financial Measures” for more information. A reconciliation of performance revenues to net realized performance revenues is included on page 31. (3) Total for Global Private Equity includes Legacy Energy funds.The impact of these funds is no longer significant to our results of operations. Notes on Assets Under Management (Pages 11-13) (1) Total Assets Under Management refers to the assets we manage or advise, and reflects the sum of the unrealized Fair Value of Investments and Available Capital. (2) Available Capital refers to the amount of capital commitments available to be called for investments, which may be reduced for equity invested that is funded via fund credit facility and expected to be called from investors at a later date, plus any additional assets/liabilities at the fund level other than active investments. Amounts previously called may be added back to available capital following certain distributions. (3) Credit (Non-Carry Funds) includes our CLOs, business development companies and related managed accounts, the Carlyle Tactical Private Credit Fund, as well as securitization vehicles and various managed accounts in our Carlyle Aviation business. "Other" includes the NGP Predecessor funds and certain managed account vehicles. (4) Fair Value of Investments generally reflects the unrealized carrying value of investments for all carry funds, related co-investment vehicles and separately managed accounts, the aggregate collateral balance of our CLOs and other securitization vehicles, and the gross asset value of our business development companies. (5) The In-Carry Ratio represents the percentage of Fair Value in our Traditional Carry Funds (Global Private Equity and Global Credit), which is accruing performance revenue as of the quarter-end reporting date. This metric does not address the realization of performance revenue. 36

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Notes, continued Notes on Assets Under Management (Pages 11-13) (continued) (6) Reflects the percentage of Fair Value in our traditional carry funds attributable to investments originated in Q4 2017 or prior. Investments that include follow-on tranches are fully recognized based on the date of the initial investment activity. (7) Fee-earning Assets Under Management refers to the assets we manage or advise from which we derive recurring fund management fees, and is calculated as the basis on which management fees would be called, if called on the effective reporting date. (8) Pending Fee-earning Assets Under Management refers to commitments that have been raised, and will become Fee-earning Assets Under Management upon the activation of recurring fund management fees on the commitments, or as the capital is invested, depending on the fee structure of the fund or vehicle. Note on Key Metrics Activity (Page 14) (1) Total for Global Private Equity includes Legacy Energy funds. The impact of these funds is no longer significant to our results of operations. Note on Global Investment Solutions (Page 18) (1) Includes Mezzanine funds. Notes on Total AUM Roll Forward (Page 22) (1) Inflows generally reflects the impact of gross fundraising during the period. For funds or vehicles denominated in foreign currencies, this reflects translation at the average quarterly rate, while the separately reported Fundraising metric is translated at the spot rate for each individual closing. New CLO warehouse assets are recognized as an inflow to AUM, while corresponding fundraising will not be recognized until CLO issuance. (2) Outflows includes distributions net of recallable or recyclable amounts in our carry funds, related co-investment vehicles, separately managed accounts and the NGP Predecessor Funds, gross redemptions in our open-ended funds, runoff of CLO collateral balances and the expiration of available capital. (3) Market Activity & Other generally represents realized and unrealized gains (losses) on portfolio investments in our carry funds and related co-investment vehicles, the NGP Predecessor Funds and separately managed accounts, as well as the net impact of fees, expenses and non-investment income, change in gross asset value for our business development companies and other changes in AUM. (4) Foreign Exchange represents the impact of foreign exchange rate fluctuations on the translation of our non-U.S. dollar denominated funds. Activity during the period is translated at the average rate for the period. Ending balances are translated at the spot rate as of the period end. (5) The fair market values for our Global Investment Solutions carry funds are based on the latest available valuations of the underlying limited partnership interests (in most cases as of December 31, 2021) as provided by their general partners, plus the net cash flows since the latest valuation, up to March 31, 2022. Notes on Fee-earning AUM Roll Forward (Page 22) (6) Inflows represents limited partner capital raised by our carry funds or separately managed accounts for which management fees based on commitments were activated during the period, the fee-earning commitments invested in vehicles for which management fees are based on invested capital, the fee-earning collateral balance of new CLO issuances, as well as gross subscriptions in vehicles for which management fees are based on net asset value. Inflows exclude fundraising amounts during the period for which fees have not yet been activated, which are referenced as Pending Fee-earning AUM. (7) Outflows represents the impact of realizations from vehicles with management fees based on remaining invested capital at cost or fair value, changes in basis for funds where the investment period, weighted-average investment period or commitment fee period has expired during the period, reductions for funds that are no longer calling for management fees, gross redemptions in open-ended funds, and runoff of CLO collateral balances. Realizations for funds earning management fees based on commitments during the period do not affect Fee-earning AUM. (8) Market Activity & Other represents realized and unrealized gains (losses) on portfolio investments in our carry funds based on the lower of cost or fair value and net asset value, as well as activity of funds with fees based on gross asset value. (9) Foreign Exchange represents the impact of foreign exchange rate fluctuations on the translation of our non-U.S. dollar denominated funds. Activity during the period is translated at the average rate for the period. Ending balances are translated at the spot rate as of the period end. (10) Energy III, Energy IV, and Renew II (collectively, the “Legacy Energy Funds”), are managed with Riverstone Holdings LLC and its affiliates. Affiliates of both Carlyle and Riverstone act as investment advisers to each of the Legacy Energy Funds. Carlyle has a minority representation on the management committees of Energy IV and Renew II. Carlyle and Riverstone each hold half of the seats on the management committee of Energy III, but the investment period for this fund has expired and the remaining investments in such fund are being disposed of in the ordinary course of business. 37

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Notes, continued Notes on Fund Performance Tables (Pages 23-26) (1) Represents the original cost of investments since inception of the fund. (2) Represents all realized proceeds since inception of the fund. (3) Represents remaining fair value, before management fees, expenses and carried interest, and may include remaining escrow values for realized investments. (4) Multiple of invested capital (“MOIC”) represents total fair value, before management fees, expenses and carried interest, divided by cumulative invested capital. (5) An investment is considered realized when the investment fund has completely exited, and ceases to own an interest in, the investment. An investment is considered partially realized when the total amount of proceeds received in respect of such investment, including dividends, interest or other distributions and/or return of capital, represents at least 85% of invested capital and such investment is not yet fully realized. Because part of our value creation strategy involves pursuing best exit alternatives, we believe information regarding Realized/ Partially Realized MOIC and Gross IRR, when considered together with the other investment performance metrics presented, provides investors with meaningful information regarding our investment performance by removing the impact of investments where significant realization activity has not yet occurred. Realized/Partially Realized MOIC and Gross IRR have limitations as measures of investment performance, and should not be considered in isolation. Such limitations include the fact that these measures do not include the performance of earlier stage and other investments that do not satisfy the criteria provided above. The exclusion of such investments will have a positive impact on Realized/Partially Realized MOIC and Gross IRR in instances when the MOIC and Gross IRR in respect of such investments are less than the aggregate MOIC and Gross IRR. Our measurements of Realized/Partially Realized MOIC and Gross IRR may not be comparable to those of other companies that use similarly titled measures. (6) Gross Internal Rate of Return (“Gross IRR”) represents an annualized time-weighted return on Limited Partner invested capital, based on contributions, distributions and unrealized fair value as of the reporting date, before the impact of management fees, partnership expenses and carried interest. For fund vintages 2017 and after, Gross IRR includes the impact of interest expense related to the funding of investments on fund lines of credit. Gross IRR is calculated based on the timing of Limited Partner cash flows, which may differ to varying degrees from the timing of actual investment cash flows for the fund. Subtotal Gross IRR aggregations for multiple funds are calculated based on actual cash flow dates for each fund and represent a theoretical time-weighted return for a Limited Partner who invested sequentially in each fund. (7) Net Internal Rate of Return (“Net IRR”) represents an annualized time-weighted return on Limited Partner invested capital, based on contributions, distributions and unrealized fair value as of the reporting date, after the impact of all management fees, partnership expenses and carried interest, including current accruals. Net IRR is calculated based on the timing of Limited Partner cash flows, which may differ to varying degrees from the timing of actual investment cash flows for the fund. Fund level IRRs are based on aggregate Limited Partner cash flows, and this blended return may differ from that of individual Limited Partners. As a result, certain funds may generate accrued performance revenues with a blended Net IRR that is below the preferred return hurdle for that fund. Subtotal Net IRR aggregations for multiple funds are calculated based on actual cash flow dates for each fund and represent a theoretical time-weighted return for a Limited Partner who invested sequentially in each fund. (8) Represents the net accrued performance revenue balance/(giveback obligation) as of the current quarter end. (9) Represents all realized proceeds combined with remaining fair value, before management fees, expenses and carried interest. (10) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: CVP II, MENA, CCI, CSSAF I, CPF, CAP Growth I, CAP Growth II, and CBPF II. (11) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CP I, CP II, CP III, CP IV, CEP I, CAP I, CAP II, CBPF I, CJP I, CJP II, CMG, CVP I, CUSGF III, CGFSP I, CEVP I, CETP I, CETP II, CAVP I, CAVP II, CAGP III and Mexico. (12) For funds marked “NM,” IRR may be positive or negative, but is not considered meaningful because of the limited time since initial investment and early stage of capital deployment. For funds marked “Neg,” IRR is considered meaningful but is negative as of reporting period end. (13) For purposes of aggregation, funds that report in foreign currency have been converted to U.S. dollars at the reporting period spot rate. (14) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: CCR, CER I, and CER II. (15) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CRP I, CRP II, CRP III, CRCP I, CAREP I, CAREP II, CEREP I, and CEREP II. (16) Aggregate includes the following Legacy Energy funds and related co-investments: Energy I, Energy II, Energy III, Energy IV, Renew I, and Renew II. (17) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: NGP GAP, CPOCP, CRSEF, and NGP Minerals. (18) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CIP. (19) Represents the original cost of investments since the inception of the fund. For CSP II and CSP III, reflects amounts net of investment level recallable proceeds which is adjusted to reflect recyclability of invested capital for the purpose of calculating the fund MOIC. 38

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Notes, continued Notes on Fund Performance Tables (Pages 23-26) (20) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: SASOF IV, SASOF V, CALF and CICF. (21) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CSP I, CMP I, CMP II, SASOF II and CASCOF. (22) Includes private equity and mezzanine primary fund investments, secondary fund investments and co-investments originated by the AlpInvest team. Excluded from the performance information shown are a) investments that were not originated by AlpInvest and b) LP co-investment vehicles advised by AlpInvest. As of March 31, 2022, these excluded investments represent $3.0 billion of AUM at AlpInvest. (23) "Main Fund" entries represent a combination of a commingled fund and SMA vehicles which together comprise a "program" vintage. Indented lines shown for AlpInvest Secondaries Funds VII, VI, V and AlpInvest Co-Investment Funds VII and VIII reflect a breakout of the commingled fund, which is part of the larger program vintage. (24) To exclude the impact of FX, all foreign currency cash flows have been converted to the currency representing a majority of the capital committed to the relevant fund at the reporting period spot rate. (25) Gross Internal Rate of Return (“Gross IRR”) represents the annualized IRR for the period indicated on Limited Partner invested capital based on investment contributions, distributions and unrealized value of the underlying funds, before management fees, expenses and carried interest at the AlpInvest level. (26) Aggregate includes Main Fund VII - Fund Investments, Main Fund VIII - Fund Investments, Main Fund IX - Fund Investments, Main Fund X - Fund Investments, Main Fund XI - Fund Investments, Main Fund XII - Fund Investments, Main Fund IV - Mezzanine Investments, Main Fund V - Mezzanine Investments, all ‘clean technology’ private equity investments, all strategic co-investment mandates that invest in co-investment opportunities arising out of an investor’s own separate private equity relationships and invitations, all strategic capital mandates, any state-focused investment mandates, and all other investors whose investments are not reflected in a Main Fund. (27) As used herein, ‘Main Funds’ are each comprised of (i) an anchor mandate(s) (i.e., generally the largest account(s) within a strategy’s investment program) and (ii) AlpInvest’s other advisory client mandates with investment periods that fall within the relevant investment periods under the mandate of the anchor mandate(s) (but do not overlap with more than one such investment period). AlpInvest’s commingled funds, AlpInvest Secondaries Fund VI (“ASF VI”), ASF VII and AlpInvest Co-Investment Fund VII (“ACF VII”) are part of the Main Funds. Mezzanine Main Funds include mezzanine investments across all strategies (i.e., Primary Funds, Secondaries, and Co-Investments). (28) Net Internal Rate of Return (“Net IRR”) represents the annualized IRR for the period indicated on Limited Partner invested capital based on contributions, distributions and unrealized value after management fees, expenses and carried interest. Fund level IRRs are based on aggregate Limited Partner cash flows, and this blended return may differ from that of individual Limited Partners. As a result, certain funds may generate accrued performance revenues with a blended Net IRR that is below the preferred return hurdle for that fund. (29) The fund stepdown date represents the contractual stepdown date under the respective fund agreements for funds on which the fee basis stepdown has not yet occurred. Funds without a listed Fee Initiation Date and Stepdown Date have not yet initiated fees. (30) All amounts shown represent total capital commitments as of March 31, 2022. Certain of our recent vintage funds are currently in fundraising and total capital commitments are subject to change. Committed Capital for CCOF II in our Global Credit segment excludes $150 million in capital committed by a CCOF II investor to a side vehicle. Notes on Reconciliation for Distributable Earnings per Share (Page 28) (1) Estimated current corporate, foreign, state and local taxes represents the total U.S. GAAP Provision (benefit) for income taxes adjusted to include only the current tax provision (benefit) applied to Net income (loss) attributable to The Carlyle Group Inc. This adjustment, used to calculate Distributable Earnings, Net attributable to common stockholders, reflects the benefit of deductions available to the Company on certain expense items that are excluded from the underlying calculation of Distributable Earnings, such as equity-based compensation expense, amortization of acquired intangible assets, and other charges (credits) related to corporate actions and non-recurring items. Management believes that using the estimated current tax provision (benefit) in this manner more accurately reflects earnings that are available to be distributed to common stockholders. (2) Estimated DE effective tax rate is calculated as the estimated current corporate, foreign, state and local taxes divided by Distributable Earnings. Notes on Reconciliation of GAAP to Total Segment Information (Page 31) (1) Adjustments to performance revenues and principal investment income (loss) relate to (i) unrealized performance allocations net of related compensation expense and unrealized principal investment income, which are excluded from the segment results, (ii) amounts earned from the Consolidated Funds, which were eliminated in the U.S. GAAP consolidation but were included in the segment results, (iii) amounts attributable to non-controlling interests in consolidated entities, which were excluded from the segment results, (iv) the reclassification of NGP performance revenues, which are included in principal investment income in U.S. GAAP financial statements, (v) the reclassification of fee related performance revenues, which are included in fund level fee revenues in the segment results, and (vi) the reclassification of tax expenses associated with certain foreign performance revenues. Adjustments to principal investment income (loss) also include the reclassification of earnings for the investments in NGP Management and its affiliates to the appropriate operating captions for the segment results, and the exclusion of charges associated with the investment in NGP Management and its affiliates that are excluded from the segment results. 39